SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to sec. 240.14a-12.

Legg Mason Partners Income Trust

(Name of Registrant(s) as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Municipal High Income Fund

125 Broad Street, 10th Floor New York, New York 10004

January     , 2008

Dear Shareholder:

A special meeting of Legg Mason Partners Municipal High Income Fund (the “Fund”) will be held at 620 Eighth Avenue, New York, New York, on February 28, 2008, at 4:30 p.m. (New York time), to vote on the proposal described in the enclosed proxy statement.

The purpose of the special meeting is to seek shareholder approval of a proposal recently approved by the trustees (the “Trustees”) of the Fund to amend a fundamental investment policy of the Fund. We are seeking your approval of this proposal through the enclosed proxy statement.

The Trustees recommend that you vote “FOR” the proposal. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Your vote on this matter is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Broadridge Investor Communications Solutions at 1-866-586-0577.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving this Proxy Statement?

A.	As a shareholder of Legg Mason Partners Municipal High Income Fund, you are being asked to approve an amendment of a fundamental investment policy of the Fund.

Q.	Why am I being asked to vote on this proposal?

A.	The proposal cannot be effected without shareholder approval. Your Fund’s Board has approved the proposal, believes it is in shareholders’ best interests and recommends that you approve it.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance of the Fund, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board can be implemented. We encourage all shareholders to participate in the governance of their Fund.

Q.	What am I being asked to vote “FOR” in this Proxy Statement?

A.	Shareholders are being asked to vote “FOR” the following proposal:

Proposal 1: To Revise a Fundamental Investment Policy. Shareholders of the Fund are being asked to approve a proposal to amend the Fund’s fundamental investment policy requiring the Fund to invest up to 80% of its assets in medium, low or below investment grade municipal securities having intermediate or long-term maturities. As amended, the fundamental policy would be:

“Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities.”

The Board of the Fund has determined that the existing maturity and credit quality limitations on the municipal securities in which the Fund may invest should be removed to provide greater flexibility to the Fund’s investment manager, because the market for low and below investment

i

grade municipal securities is small and relatively less liquid than its taxable counterpart.

Q.	Is the Fund paying for preparation, printing and mailing of this proxy?

A.	Legg Mason, Inc. or one or more of its affiliates will pay costs attributable to this Proxy Statement, including printing, postage, mailing service and proxy solicitation costs. These costs are estimated at approximately $65,000.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions on how to cast your vote, please call Broadridge Investor Communications Solutions, the Fund’s proxy solicitor, at 1-866-586-0577.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Municipal High Income Fund

(the “Fund”)

125 Broad Street, 10th Floor New York, New York 10004

Notice of Special Meeting of Shareholders

To be held February 28, 2008

A special meeting of the shareholders of the Fund (the “Meeting”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, at 4:30 p.m. (New York time) on February 28, 2008, to consider and vote on the following proposal, as more fully described in the accompanying Proxy Statement,

PROPOSAL 1.    To revise a fundamental investment policy of the Fund and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Board recommends that you vote “FOR” Proposal 1.

Shareholders of record at the close of business on December 28, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Please be certain to sign, date and return the proxy card.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

January     , 2008

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Municipal High Income Fund

125 Broad Street, 10th Floor

New York, New York 10004

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board,” and each Trustee, a “Trustee”) of Legg Mason Partners Municipal High Income Fund (the “Fund”) of proxies to be voted at the special meeting of shareholders of the Fund to be held at 4:30 p.m. (New York time) on February 28, 2008, at 620 Eighth Avenue, 49th Floor, New York, New York (the “Meeting”), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interest of the Fund and its shareholders. This Proxy Statement and the accompanying materials are being mailed by the Board on or about January 15, 2008.

Legg Mason Partners Municipal High Income Fund is a series of Legg Mason Partners Income Trust, a Maryland business trust (the “Trust”). The Trust is a registered investment company.

Shareholders of record at the close of business on December 28, 2007 (the “Record Date”) are entitled to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund.

On December 28, 2007, the number of shares of the Fund outstanding at the close of business was              shares, and the net asset value of the Fund as of that date was $                .

Even if you plan to attend the Meeting, please sign, date and return the proxy card included with this Proxy Statement, or provide voting instructions by telephone or over the Internet.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies may revoke them at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy.

Photographic identification will be required for admission to the Meeting.

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 125 Broad Street, 10th Floor, New York, New York 10004 or by calling toll free at (800) 451-2010. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at each Meeting. The holders of outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of the Fund shall constitute a quorum.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Meeting. The New

York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to the proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the Proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

The proposal requires the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of the proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” the proposal. Abstentions effectively result in a vote “AGAINST” the proposal. Any broker non-votes effectively result in a vote “AGAINST” the proposal.

PROPOSAL 1—TO REVISE A FUNDAMENTAL INVESTMENT POLICY

The Fund’s investment manager and subadviser have proposed to the Board several changes to the Fund’s investment policies to provide additional flexibility in managing the Fund’s portfolio.

The Fund, like all mutual funds, is required by law to have policies governing certain of its investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.” Rule 35d-1 (the “Name Rule”) under the 1940 Act requires, except in certain circumstances, that a fund with a name suggesting an investment emphasis in a particular type of security, including the Fund, must adopt a fundamental policy that, under normal conditions, the fund invests at least 80% of its assets in the type of investment suggested by its name. However, the staff of the Securities and Exchange Commission (the “Commission”) has stated a fund that uses terms such as “high income” in conjunction with the term “municipal securities” in its name would not be required to invest at least 80% of assets in bonds meeting this criterion because the market for below investment grade municipal securities is smaller and relatively less liquid than its taxable counterpart.

The Fund’s current investment policy (the “80% Policy”) is more restrictive than required by the staff’s guidance. The 80% Policy states: “Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities rated medium investment grade, low investment grade or below investment grade by a nationally recognized statistical rating organization, or if unrated, of comparable quality.”

The Board has reviewed the current 80% Policy and concluded that it should be amended to provide greater flexibility to the Fund’s investment manager and subadviser to invest in municipal securities of varying credit qualities and maturities.

At the Meeting, shareholders of the Fund will be asked to approve the amended 80% Policy.

The Fund’s Board recommends that shareholders of the Fund vote to amend the Fund’s 80% Policy to state:

“Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities.”

In reaching its conclusion, the Board also considered proposals by the Fund’s investment manager and subadviser for changes to the Fund’s “non-fundamental” investment policies. Non-fundamental policies may be changed by the Board, without shareholder approval. The Board approved the following changes to the non-fundamental investment policies of the Fund: Fund investments in below investment grade obligations will no longer be limited to 50% of the Fund’s assets; and Fund investments in illiquid securities will no longer be limited to 10% of Fund assets, and, as a result, the Fund will be able to invest up to 15% of its assets in illiquid securities consistent with applicable Commission guidance.

Note that you are NOT being asked to approve these changes to the non-fundamental investment polices of the Fund. The Board has approved these changes, and these changes have been implemented.

Despite the amended 80% Policy, the Fund’s investment objective, to seek to maximize current income exempt from regular federal income taxation, will not change.

To be approved, the proposal requires the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

ADDITIONAL INFORMATION

Manager and Subadviser

Legg Mason Partners Fund Advisor, LLC (the “Manager”), with offices at 620 Eighth Avenue, 49th Floor, New York, New York 10018, is the Fund’s investment manager. The Manager provides administrative and certain oversight services to the Fund. Western Asset Management Company provides the day-to-day portfolio management of the Fund as subadviser.

Distributor

Legg Mason Investor Services, LLC, the Fund’s distributor, is located at 100 Light Street, Baltimore, Maryland 21202.

5% Share Ownership

As of December 28, 2007, the persons listed in Appendix A owned of record the amounts indicated of the shares of the class of the Fund indicated in Appendix A.

As of December 28, 2007, the Trustees and executive officers of the Trust as a group owned of record less than 1% of any class of shares of the Fund.

Submission of Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write to the Fund to the attention of Robert I. Frenkel, Secretary, 125 Broad Street, 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the nominating and governance committee and the outside counsel to the independent Trustees for further distribution as deemed appropriate by such persons.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will be paid by Legg Mason, Inc. or one or more of its affiliates. Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Legg Mason, Inc. or its affiliates will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. In addition, Legg Mason, Inc. has retained Broadridge Investor Communications Solutions (“Broadridge”), 1981 Marcus Avenue, Lake Success, NY 11042, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $                 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by Legg Mason, Inc. or its affiliates. Broadridge may solicit proxies personally and by telephone.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting may necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interest of the shareholders. Under the Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

If the proposal is not approved by shareholders, the Fund’s 80% Policy will not be amended. The Board may consider other alternatives to present to shareholders of the Fund in such event.

Please vote promptly by completing, signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I. Frenkel

Secretary

January     , 2008

Appendix A

5% Share Ownership

As of                         , the following persons owned of record the amounts indicated of the shares of the class of the Fund indicated:

Title of Class	Percent		Name	Address
[ ]	[	]	[ ]	[ ]
[ ]	[	]	[ ]	[ ]
[ ]	[	]	[ ]	[ ]

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Form of Proxy Card

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND 125 BROAD STREET, 10TH FLOOR NEW YORK, NEW YORK 10004	FIRST CLASS U.S. POSTAGE PAID PROXY PROXY TABULATOR

Your Proxy Vote is Important!

And now you can Vote your Proxy on the PHONE or on the INTERNET.

It saves Time!  Telephone and Internet voting is instantaneous—24 hours a day.

It’s Easy!  Just follow these simple steps:

1.	Read your proxy statement and have it at hand.

2.	Call toll-free [insert toll-free number] or go to website: [insert web site]

3.	Enter your 14 digit Control Number from your Proxy Card.

4.	Follow the recorded or on-screen directions.

5.	Do not mail your Proxy Card when you vote by phone or internet.

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Municipal High Income Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD February 28, 2008

The undersigned, hereby appoints Barbara J. Allen, Robert I. Frankel, Thomas C. Mandia, Robert M. Nelson and William J. Renahan, and each of them, proxies with several powers of substitution, to attend the Special Meeting of Shareholders of Legg Mason Partners Municipal High Income Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York 10018 at 4:30 p.m. (New York time) on February 28, 2008, or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” Proposal 1.

The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

AUTHORIZE PROXIES VIA THE INTERNET: [insert website]

AUTHORIZE PROXIES VIA THE TELEPHONE: [insert toll-free number]

CONTROL NUMBER: [ insert control number ]

Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Signature of joint owner, if any

Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK BLOCKS BELOW IN BLUE OR BLACK INK.      Example:  ☒

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Legg Mason Partners Municipal High Income Fund

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL 1	To Revise a Fundamental Investment Policy	FOR ☐	AGAINST ☐	ABSTAIN ☐

TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

PLEASE SIGN, DATE AND MAIL IN ENCLOSED POSTAGE-PAID ENVELOPE.

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